Exhibit P
                                POWER OF ATTORNEY


         We, the undersigned Officers and Trustees of Mentor Institutional Trust (the "Trust"), hereby severally constitute and appoint Daniel J. Ludeman, Paul
F. Costello, and Terry L. Perkins, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS our hands and common seal on the date set forth below.



Signature                            Title                              Date
---------                            ------                             ----


/s/ Arch T. Allen, III
----------------------               Trustee                      November 10, 1998
Arch T. Allen, III


/s/ Jerry R. Barrentine
-----------------------              Trustee                      November 10, 1998
Jerry R. Barrentine


/s/ Arnold H. Dreyfuss
-----------------------              Trustee                      November 10, 1998
Arnold H. Dreyfuss


/s/ Weston E. Edwards
----------------------               Trustee                      November 10, 1998
Weston E. Edwards


/s/ Thomas F. Keller
----------------------               Trustee                      November 10, 1998
Thomas F. Keller

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


/s/ Daniel J. Ludeman
----------------------               Chairman;Trustee             November 10, 1998
Daniel J. Ludeman


/s/ Louis W. Moelchert, Jr.
----------------------               Trustee                      November 10, 1998
Louis W. Moelchert, Jr.


/s/ J. Garnett Nelson
----------------------               Trustee                      November 10, 1998
J. Garnett Nelson


/s/ Troy A. Peery, Jr.
----------------------               Trustee                      November 10, 1998
Troy A. Peery, Jr.


/s/ Peter J. Quinn, Jr.
----------------------               Trustee                      November 10, 1998
Peter J. Quinn, Jr.


/s/ Paul F. Costello
----------------------               President                    November 10, 1998
Paul F. Costello                     (Principal Executive
                                     Officer)

/s/ Terry L. Perkins
----------------------               Treasurer                    November 10, 1998
Terry L. Perkins                     (Principal Financial
                                      and Accounting Officer)



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